EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Kent Rodriguez, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Quarterly Report on Form 10-Q of Groove Botanicals Inc. for the quarter ended December 31, 2023 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Groove Botanicals Inc.

Dated: February 14, 2024	/s/ Kent Rodriguez
Kent Rodriguez
Chief Executive Officer, President, Secretary/Treasurer and Director (Principal Executive Officer and Principal Accounting and Financial Officer)

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Groove Botanicals Inc. and will be retained by Groove Botanicals Inc. and furnished to the Securities and Exchange Commission or its staff upon request.